SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: February 1, 2005
                        (Date of earliest event reported)


                            HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                   0-5411                    23-2413500
(State or other             (Commission                (IRS Employer
 jurisdiction of            File Number)               Identification
 incorporation)                                            Number)


101 North Point Boulevard, Lancaster, Pennsylvania      17601-4133
Address of principal executive offices)                 (Zip Code)



Registrant's telephone number including area code      (717) 735-8117


_____________________________________________________________________________
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

                    INFORMATION TO BE INCLUDED IN THE REPORT

The information in this Form 8-K Current Report and the exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On February 4, 2005, Herley Industries, Inc. announced the completion, effective February 1, 2005, of its acquisition of all of the capital stock of Micro Systems Inc. in an all cash transaction totaling approximately $20 million. Micro Systems, Inc., which is engaged in the manufacture and sale of command and control systems for operation and tracking of unmanned aerial, seaborne and ground targets and missiles, had revenues of approximately $14 million for the fiscal year ended December 31, 2004.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statement of Business Acquired. As permitted by Item 9.01(a)(4) of Form 8-K, the Registrant will, if required, file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this current report on Form 8-K not later than seventy-one (71) calendar days after the date this current report must be filed.

     (b) Pro Forma Financial Information. As permitted by Item 9.01(b)(2) of Form 8-K, the Registrant will, if required, file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this current report on Form 8-K no later than seventy-one (71) calendar days after the date this current report must be filed.

(c)     Exhibits.

2.1     Common Stock Purchase Agreement dated as of February 1, 2005.

99.1 Press Release dated February 4, 2005, announcing the completion of the acquisition of Micro Systems, Inc.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HERLEY INDUSTRIES, INC.

                                        By: /s/ Thomas V. Gilboy
                                        Thomas V. Gilboy
                                        Vice President and CFO
                                        (Principal Financial Officer)
Dated:  February 7, 2005